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                                                                  Exhibit 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Procept, Inc. on Form S-3 of our report dated July 8, 1998, appearing in the Annual Report on Form 10-K of Pacific Pharmaceuticals, Inc. for the year ended March 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.


                                         DELOITTE & TOUCHE LLP

San Diego, California
May 7, 1999